Exhibit 10.1

REPRO MED SYSTEMS, INC.,

THE SELLERS NAMED HEREIN,

AND

THE PURCHASERS NAMED HEREIN

____________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

____________________________________________________________

DECEMBER 17, 2018

REPRO MED SYSTEMS, INC.

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is made as of December 17, 2018 by and among (a) Repro Med Systems, Inc., a New York corporation with its principal office at 24 Carpenter Road, Chester, New York (the “Company”), (b) Andrew I. Sealfon (“Andrew Sealfon”) and the other sellers set forth on the signature pages hereto (collectively, “Sellers”), and (c) those purchasers listed on the attached Exhibit A-2, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”).

Recitals

A.         The Company wishes to enable the sale by the Sellers of up to 11,101,697 shares (the “Shares”) of the common stock of the Company, $.01 par value per share (the “Common Stock”) to the Purchasers in a private placement (the “Offering”).

B.         Pursuant to Section 4(a)(7) of the Securities Act of 1933 (the “Securities Act”) and any other exemption(s),the Sellers desire to sell to the Purchasers listed on the attached Exhibit A-2, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Sellers that aggregate number of shares of Common Stock set forth opposite such Seller’s name on Exhibit A-1 and such Purchaser’s name on Exhibit A-2 on the terms and subject to the conditions set forth in this Agreement.

Terms and Conditions

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.          Purchase of the Shares.

1.1        Agreement to Sell and Purchase.  At each Closing (as hereinafter defined), the Sellers shall sell to each of the Purchasers, and each Purchaser shall, severally and not jointly, purchase from the Sellers, the number of Shares set forth opposite such Seller’s name on Exhibit A-1 and such Purchaser’s name on Exhibit A-2 for an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A-1 and Exhibit A-2 (the “Purchase Price”).

1.2        Placement Agent Fee.  The Purchasers acknowledge that the Sellers intend to pay to Craig-Hallum Capital Group LLC, in its capacity as the placement agent for the Offering (the “Placement Agent”), a fee in respect of the sale of the Shares to any Purchaser.  The Sellers shall, severally and not jointly, indemnify and hold harmless the Purchasers from and against all fees, commissions, or other payments owing by the Sellers, respectively, to the Placement Agent or any other persons from or acting on behalf of the Sellers hereunder.

1.3        Closing; Closing Date.

(a)        Initial Closing.  The completion of the initial sale and purchase of the Shares (each, a “Closing”) shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 5 (the “Initial Closing Date”, for each closing, a “Closing Date” and the final Closing, the “Final Closing Date”), at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 S. 7th Street, Minneapolis, MN 55402-3901 or at such other time and place as the Company, Andrew Sealfon, and Purchasers may agree.

(b)        Additional Closings.  Subsequent to the Initial Closing Date, the Sellers (including additional Sellers not originally party to this Agreement)  may sell, and the Purchasers (including additional Purchasers not originally party to this Agreement) may complete additional sales and purchases of the Shares, which shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 5, at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 S. 7th Street, Minneapolis, MN 55402-3901 or at such other time and place as the Company, Andrew Sealfon, and Purchasers closing on such Closing Date may agree.  The parties agree that the Company may unilaterally amend this Agreement to (a) add the signatures pages of the additional Purchasers and Sellers and (b) update the schedules to this Agreement to reflect the additional Closing.  The Final Closing Date must occur on or before January 31, 2019.

1.4        Delivery of the Shares.  At each Closing, subject to the terms and conditions hereof, the Sellers will deliver to each Purchaser a stock certificate or certificates or book entry notation, in such denominations and registered in such names as such Purchaser may designate by notice to the Sellers, representing the Shares, dated as of the Closing Date (each a “Certificate”), against payment of the purchase price therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and Sellers.

2.          Representations and Warranties of the Company.  As used in this Section 2, “to the Company’s knowledge” or “to the knowledge of the Company” means the actual knowledge of the Company’s interim Chief Executive Officer and/or Chief Financial Officer.  The Company hereby represents and warrants to each Purchaser and the Placement Agent:

2.1        Authorization.  All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken.  The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Purchasers and the Sellers, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

2.2        No Conflict with Other Instruments.   The execution, delivery and performance of this Agreement by the Company and the consummation of the actions contemplated by this Agreement by the Company will not (A) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice:  (i) any provision of the Company’s or its subsidiaries’ Articles of Incorporation or Bylaws as in effect on the date hereof or at the Closing; (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company or its subsidiaries are a party or by which they are bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or any of its subsidiaries is a party or by which they or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation applicable to the Company; or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any of its subsidiaries or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its subsidiaries are a party or by which they are bound or to which any of the property or assets of the Company or any of its subsidiaries is subject.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company, other than such as have been made or obtained and that remain in full force and effect, and except for any filings required to be made under state securities laws.

2.3        Articles of Incorporation; Bylaws.   The Company has made available to the Purchasers true, correct, and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof.

2.4        Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to carry on its business as now conducted.  The Company and each of its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its or its subsidiaries’ business, financial condition, properties, operations, prospects or assets or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

2.5        SEC Filings.  The consolidated financial statements contained in each report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC,” and the documents, the “Company SEC Documents”):  (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto and were timely filed; (ii) the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in shareholders’ equity of the Company and its subsidiaries for the periods covered thereby.  Except as set forth in the financial statements included in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to September 30, 2018, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements.  Such liabilities incurred subsequent to September 30, 2018, are not, in the aggregate, material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole.

2.6        Subsidiaries.  Except as set forth in the Company SEC Documents, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity (each a “subsidiary”).  Each subsidiary of the Company is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as now conducted.  Each subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.  All of the outstanding capital stock or other securities of each subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances.

2.7        Valid Issuance of the Shares.  The Shares are duly authorized and are duly and validly issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof imposed by the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein.

2.8        Offering.   Neither the Company, nor any person acting on its or their behalf, nor, to its knowledge, any of its affiliates has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the

Securities Act of the sale of the Shares to the Purchasers.  Other than the Company SEC Documents and documents furnished to the Placement Agent, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares.  The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

2.9        Litigation.  Except as set forth in the Company SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened (except related to pending litigation described in the Company SEC Documents) against the Company or any of its subsidiaries that (a) if adversely determined would reasonably be expected to adversely affect the business, condition, prospects, capitalization, assets, liabilities, operations or financial performance of the Company or its subsidiaries or (b) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K.  The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder.  Neither the Company nor any of its subsidiaries is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

2.10      Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the Company’s consummation of the transactions contemplated by this Agreement.

2.11      No Brokers.  Except for any fees payable to the Placement Agent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

2.12      No Material Changes.  Except as disclosed in the Company SEC Documents, since September 30, 2018, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, or results of operations of the Company and its subsidiaries, taken as a whole.  Since September 30, 2018, the Company has not declared or paid any dividend or distribution or its capital stock.

2.13      Market Compliance.  The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is listed on the OTCQX (the “Principal Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock (including the Shares) from the Principal Market.

2.14      Disclosure Controls and Internal Controls.

(a)        Since the date of the most recent evaluation of such disclosure controls and procedures, to the Company’s knowledge, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s or any of its subsidiary’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(b)        To the knowledge of the Company, neither the board of directors nor the audit committee has been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s or any of its subsidiaries’ ability to record, process, summarize and report financial data or any material weakness in the Company’s or any of its subsidiaries’ internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company or any of its subsidiaries who have a significant role in the Company’s or any of its subsidiaries’ internal controls.

2.15      No General Solicitation.  Neither the Company, nor any person acting on its or their behalf, nor, to its knowledge, any of its affiliates, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

2.16      Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Sellers’ sale of the Shares and any Purchaser’s ownership of the Shares.  The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

2.17      No Manipulation; Disclosure of Information.  The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.  The Company confirms that, to its knowledge, with the exception of the proposed sale of the Shares as contemplated herein (as to which the Company makes not representation), neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company.  All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the exhibits to this Agreement, furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.18      Holding Period.  The Shares are securities of a class that has been authorized and outstanding for at least 90 days prior to the date of this Agreement, except for certain shares issued on or after September 30, 2018 as compensation for service on the Company’s board of directors.

3.          Representations and Warranties of the Sellers. The Sellers hereby, severally and not jointly, represent and warrant to each Purchaser, the Placement Agent and the Company:

3.1        Delivery of the Shares.  Each Seller is the record and beneficial owner of, and has, and on the Closing Date will have valid and marketable title to the Shares free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for the Shares hereunder, the Purchasers will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances.  Each Seller is selling the Shares for its own account and is not selling such Securities, directly or indirectly, for the benefit of the Company or the Purchasers, and no part of the proceeds of such sale received by such Seller will inure, either directly or indirectly, to the benefit of the Company or the Purchasers.

3.2        Transfer Agent. Each Seller has full right, power and authority to enter into a letter of transmittal with Continental Stock Transfer and Trust (the “Transfer Agent”); each Seller has placed with the Transfer Agent, for delivery under this Agreement, the certificates representing the Shares to be sold by such Seller; such certificates represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Purchasers, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

3.3        Authorization; No Conflicts; Authority. This Agreement has been duly executed and delivered by each Seller and constitutes a valid and binding agreement of such Seller, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity.  The execution and delivery of this Agreement, the performance of the terms hereof and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which such Seller is a party or by which such Seller is bound, or (B) result in the violation of any law, regulation, order or decree applicable to such Seller; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the sale of the Shares being sold by such Seller except such as may be required under the Securities Act or state securities laws or blue sky laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

3.3        No Registration, Pre-Emptive, Co-Sale or Other Similar Rights. Each Seller does not own any warrants, options, or similar rights to acquire and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company.

3.4        No Further Consents, etc.  Except for such consents, approvals, and waivers as have been obtained by the Seller on or prior to the date of this Agreement, no consent, approval, or waiver is required under any instrument or agreement to which a Seller is a party or by which a Seller is bound or under which a Seller is entitled to any right or benefit, in connection with the offering, sale and or purchase by the Purchasers of any of the Shares which may be sold by the Seller under this Agreement or the consummation by the Seller of any of the other transactions contemplated hereby.

3.5        No FINRA Member Affiliation. No Seller, nor any of his affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

3.6        OFAC.

(a)        The Seller is not an individual that is controlled by an individual or entity that is:

(i)         the subject of any Sanctions, nor

(ii)        located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Crimea Region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).

(b)        The Seller will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(i)         to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(ii)        in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

(c)        For the past five years, the Seller has not knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

3.7        No Investment, Tax or Legal Advice.  Each Seller understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Seller in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  Each Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its sale of Shares.

3.8        Financial Sophistication.  The Seller has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the sale of the Shares in connection with the transactions contemplated in this Agreement.  Further, the Seller has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Seller considers necessary in order to form an investment decision.

3.9        Offering.  Assuming the accuracy of the representations of the Company and the Purchasers in Sections 2 and 4 of this Agreement, respectively, on the date hereof, on the Closing Date, the offer and sale of the Shares, are exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3.10      General Solicitation .  The Seller, nor any of its affiliates, nor any person acting on the Seller’s behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act)  in connection with the offer or sale of the Shares, including in any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.11      Additional Acknowledgement.  Each Seller acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.  Each Seller acknowledges that the information and data provided to the Seller in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warrant whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material.

3.12      No “Bad Actor” Disqualification.  Each Seller has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To such Seller’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Seller; any predecessor or affiliate of the Seller; any director, executive officer, other officer participating in the offering, general partner or managing member of the Seller; any beneficial owner of 20% or more of the Seller’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Seller in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

3.13      Company Representations. To the knowledge of each Seller as of July 25, 2018, the representations and warranties of the Company contained in Section 2 are true and correct in all material respects.  For the avoidance of doubt, no Seller is providing any representation and warranty regarding the Company SEC Documents following July 25, 2018.

3.14      Holding Period.  The Shares are securities of a class that has been authorized and outstanding for at least 90 days prior to the date of this Agreement, except for certain shares issued on or after September 30, 2018 as compensation for service on the Company’s board of directors.

3.15      Non-Affiliate Status.  Brad Sealfon, Stuart Sealfon and Celia Gelernter Sealfon, severally, each represent and warrant that such person is not an affiliate of the Company within the meaning of Rule 144 promulgated under the Exchange Act and has not been an affiliate of the Company in the three months preceding the date hereof.

4.          Representations and Warranties of the Purchasers.  Each Purchaser, severally and not jointly, hereby represents and warrants to the Company and the Sellers as follows:

4.1        Legal Power.  The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.  All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

4.2        Due Execution.  This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company and the Sellers, this Agreement will be a valid and binding agreement of the Purchaser, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

4.3        Investment Representations.  In connection with the sale of the Shares, the Purchaser, for itself and no other Purchaser, makes the following representations:

(a)        Investment for Own Account.  The Purchaser is acquiring the Shares its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Shares for any minimum or specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act .

(b)        Transfer Restrictions; Legends.  The Purchaser understands that (i) the Shares have not been registered under the Securities Act; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Shares must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Shares will be endorsed with the following legend until the earlier of (1) in the case of the Shares, such date as the Shares, as the case may be, have been registered for resale by the Purchaser or (2) the date the Shares, as the case may be, are eligible for sale under Rule 144 under the Securities Act:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR

UNDER THE SECURITIES LAWS OF ANY STATES. THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) the Company will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) until the applicable date set forth in clause (iii) above unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured the Shares to the pledgees or secured parties.  Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge.  No notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Shares may reasonably request in connection with a pledge or transfer of the Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Shareholders thereunder.

Certificates evidencing the Shares shall not contain any legend (including the legend set forth in this Section): (i) following a sale of such Shares pursuant to an effective registration statement (including the Registration Statement), or (ii) following a sale of such Shares pursuant to Rule 144, or (iii) while such Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC).  Following such time as restrictive legends are not required to be placed on certificates representing Shares, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Shares if required by the Company’s transfer agent to effect the removal of the legend hereunder.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.  “Trading Day” means a day that trading of securities occurs on the New York Stock Exchange.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.3(b) is predicated upon the Company’s reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(c)        Financial Sophistication; Due Diligence.  The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement.  Such Purchaser has, in connection with its decision to purchase the Shares, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents.  Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision.

(d)        Accredited Investor Status.  The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

(e)        Residency. The Purchaser is organized under the laws of the state set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Purchaser’s name on the signature page attached hereto.

(f)        General Solicitation .  The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement.  Prior to the time that the Purchaser was first contacted by the Company or the Placement Agent such Purchaser had a pre-existing and substantial relationship with the Company or the Placement Agent.

4.4        No Investment, Tax or Legal Advice.  Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.5        Additional Acknowledgement.  Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.  Each Purchaser acknowledges that the Placement Agent has acted only as placement agent for each of the Sellers in connection with the Offering of the Shares by the Sellers, that the information and data provided to the Purchaser in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material.  Each Purchaser acknowledges that it has not taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

4.6        No Short Position.  As of the date hereof, and as of the applicable Closing Date, each Purchaser acknowledges and agrees that it does not and will not (between the date hereof and the applicable Closing Date) engage in any short sale of the Company’s voting stock or any other type of hedging transaction involving the Company’s securities (including, without limitation, depositing shares of the Company’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling the Company’s securities).

5.          Conditions to Closing.

5.1        Conditions to Obligations of Purchasers at Closing.   Each Purchaser’s obligation to purchase the Shares at a Closing is subject to the fulfillment to that Purchaser’s reasonable satisfaction, on or prior to such Closing, of all of the following conditions, any of which may be waived by the Purchaser:

(a)        Representations and Warranties of the Company True; Performance of Obligations.  The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchasers.

(b)        Representations and Warranties of each Seller True; Performance of Obligations.  The representations and warranties made by the Sellers in Section 3 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Sellers shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by Andrew Sealfon, to the effect of the foregoing, shall be delivered to the Purchasers.

(c)        Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Purchaser, and counsel to the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. Each of the Company and Sellers shall have delivered (or caused to have been delivered) to each Purchaser, the certificates required by this Agreement.

(d)        Qualifications, Legal Investment.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale and of the Shares shall be legally permitted by all laws and regulations to which Purchasers, the Company and the Sellers are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)        Execution of Agreements.  The Company and the Sellers shall have executed this Agreement and have delivered this Agreement to the Purchasers.

(f)        Secretary’s Certificate.  The Company shall have delivered to the Purchasers a certificate of the Secretary of the Company certifying as to the truth and accuracy of the resolutions of the board of directors relating to the transaction contemplated hereby (a copy of which shall be included with such certificate).

(g)        Trading and Listing.  Trading and listing of the Company’s common stock on the Principal Market shall not have been suspended by the SEC or the Principal Market.

(h)        Market Listing.  The Company will comply with all of the requirements of the FINRA and the Principal Market with respect to the sale of the Shares.

(h)        Blue Sky.  The Sellers shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

(i)        Material Adverse Change.  Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.

(j)        Lock-Up Agreements.  The Placement Agent shall have received all of the Lock-Up Agreements (as defined below).

5.2        Conditions to Obligations of the Company.  The Company’s obligation to process the sale of Shares at a Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)        Representations and Warranties of the Purchasers True.  The representations and warranties made by the Purchasers in Section 4 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)        Representations and Warranties of each Seller True.  The representations and warranties made by the Sellers in Section 3 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Sellers shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by Andrew Sealfon, to the effect of the foregoing, shall be delivered to the Purchasers.

(c)        Performance of Obligations.  The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing.  The Purchasers shall have delivered the Purchase Price, by wire transfer, to the accounts designated by the Sellers for such purpose.

(d)        Qualifications, Legal Investment.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale of the Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)        Execution of Agreements.  The Purchasers and the Sellers shall have executed this Agreement and delivered this Agreement to each other and each of Andrew Sealfon and Paul Mark Baker shall have executed and delivered to the Company that certain Agreement Regarding Stock Sale of even date herewith.

5.3        Conditions to Obligations of the Sellers.  The Sellers’ obligation to issue and sell the Shares at a Closing is subject to the fulfillment to the Sellers’ reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Sellers:

(a)        Representations and Warranties of the Purchasers True.  The representations and warranties made by the Purchasers in Section 4 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)        Performance of Obligations.  The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing.  The Purchasers shall have delivered the Purchase Price, by wire transfer, to the account designated by the Sellers for such purpose.

(c)        Qualifications, Legal Investment.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale of the Shares shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale of the Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)        Execution of Agreements.  The Purchasers and the Company shall have executed this Agreement and delivered this Agreement to the Company and the Company shall have executed and delivered to each of Andrew Sealfon and Paul Mark Baker that certain Agreement Regarding Stock Sale of even date herewith.

6.          Additional Covenants.

6.1        Reporting Status.  With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to use its reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act.  The Company will otherwise take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Shares without registration under the Securities Act or any successor rule or regulation adopted by the SEC.

6.2        Listing.  So long as a Purchaser owns any of the Shares, the Company will use its reasonable efforts to maintain the automated quotation of its Common Stock, including the Shares, on the Principal Market or an alternative listing on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and such exchanges, if applicable.

6.3        Confidential Information.  Each Purchaser covenants that it will maintain in confidence the receipt and content of any Suspension Notice (as defined herein) under Section 7.2 until such information (a) becomes generally publicly available other than through a violation of this provision by the Purchaser or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 6.3(b), the Purchaser will give the Company at least 15 days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and the Purchaser will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to ensure that confidential treatment will be accorded any non-public information so furnished; provided, further, that notwithstanding each Purchaser’s agreement to keep such information confidential, each Purchaser makes no such acknowledgement that any such information is material, non-public information.

6.4         Non-Public Information.  The Company and the Sellers covenants and agrees that neither it nor any other person acting on its respective behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

6.5        Restrictions on Future Transactions.   The Company and the Sellers will not, from the date of this Agreement through the date that is the later of (a) 45 days after the date the Registration Statement (as defined below) becomes effective (the “ Lock-Up Period”) or (b) 90 days after the Final Closing Date, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock  or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (1) pursuant to this Agreement, (2) pursuant to Company employee stock option or equity plans as existing on the date of this Agreement and filed as an exhibit to or incorporated by reference in the Company SEC Documents, (3) pursuant to Company acquisitions of businesses or assets in transactions approved by the Company’s Board of Directors that are not for the primary purpose of raising capital, (4) upon the exercise of warrants or the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and filed as an exhibit to or incorporated by reference in or described or referenced in the Company SEC Documents in accordance with the terms of such securities as of the date hereof or (5) as Company compensation to non-employee directors consistent with past practice.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  Except to the extent necessary to comply with the Company’s obligations hereunder and the registration rights set forth in the SEC Documents, the Company will not file any registration statement during the Lock-up Period.  The Company and the Sellers have caused to be delivered to the Placement Agent prior to the date of this Agreement a letter, in the form of Exhibit C hereto (the “Lock-Up Agreement”), from each of the Company’s directors and officers, other than Dr. Fred Ma, and the Sellers.  The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.   In addition, from the Final Closing Date of the Offering until 90 days following the effectiveness of the Registration Statement (as defined below), the Company will not issue or agree to issue any (i) Common Stock at an effective per share price less than the Exercise Price or (ii) any securities of the Company or any of its subsidiaries that would entitle the holder thereof to acquire at any time shares of Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time directly or indirectly convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, entitling any person or entity to acquire shares of Common Stock at an effective price per share less than the Exercise Price.

6.6        Restriction on Variable Rate Transactions.  From the date hereof until the one-year anniversary of the Final Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or any outstanding convertible instruments, options or warrants or similar securities (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an agreement for an equity line of credit or “at-the-market” offering, whereby the Company may issue securities at a future determined price (other than standard and customary “preemptive” or “participation” rights and excluding any agreement by the Company to issue shares of its Common Stock as consideration in an acquisition, merger or similar business combination transaction).  For the avoidance of doubt, the issuance of a security which is subject to customary anti-dilution protections, including where the conversion, exercise or exchange price is subject to adjustment as a result of stock splits, reverse stock splits and other similar recapitalization or reclassification events, shall not be deemed to be a “Variable Rate Transaction.” Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

6.7        Equal Treatment of Purchasers.  No consideration (including any modification of this Agreement and any other documents or agreements executed in connection with the transaction contemplated hereunder) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of securities of the Company or otherwise.

6.8        Covenants of Sellers.  Each Seller covenants and agrees with the Company and the Purchasers as follows:

(a)        Payment of Expenses.  Each Seller will pay its own legal fees and taxes, if any, on the transfer and sale, respectively, of the Shares being sold by such Seller hereunder.

(b)        Transfer Agent.  The Shares to be sold by the Seller, represented by the certificates on deposit with the Transfer Agent, are subject to the interest of the Purchasers; and the obligations of the Sellers hereunder shall not be terminated, except as provided in this Agreement, by any act of such Seller, by operation of law, whether by the liquidation, dissolution or merger of the Seller (if an entity), by the death or incapacity of the Seller, or by the occurrence of any other event.  If a Seller should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares deposited with Faegre Baker Daniels LLP shall be delivered by Faegre Baker Daniels LLP in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Transfer Agent shall have received notice thereof.

(c)        No Market Stabilization or Manipulation. No Seller has taken and will not take, directly or indirectly, any action designed to or which must reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(d)        Form W-9.  Each Seller shall deliver to the Company, prior to or promptly following the applicable Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(e)        Additional Shares.  Each Seller commits to sell any additional shares of the Company’s Common Stock acquired by such Seller following the date of this Agreement and prior to January 31, 2019 to the Purchasers in accordance with the terms and conditions of this Agreement, with the allocation of such shares among Purchasers as may be agreed by such Purchasers, and any such acquired shares shall be deemed “Shares” subject to additional Closings as set forth in Section 1.3 of this Agreement.

7.          Registration Rights.

7.1        Registration Procedures and Expenses.

(a)        The Company shall prepare and file with the SEC, as promptly as reasonably practicable following the Final Closing, but in no event later than 45 days following the Final Closing, a registration statement on Form S-3 (or any successor to Form S-3) or, if the Company is not eligible to use Form S-3, on Form S-1 (or any successor to Form S-1) covering the resale of the Registrable Securities (as defined below) (the “Registration Statement”) and as soon as reasonably practicable thereafter but in no event later than 105 days following the filing of the Registration Statement (165 days in the event of a review of the Registration Statement by the SEC), to effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Purchasers.  For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Shares; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Shares.  If the Registration Statement has not been declared effective by the SEC on or before the date that is 105 days after the filing date of the Registration Statement, or 165 days after the filing date of the Registration Statement in the event of a review of the Registration Statement by the SEC (the “Required Effective Date”), the Company shall, on the business day immediately following the Required Effective Date and each 30th day thereafter, make a payment to the Purchasers as liquidated damages for such delay (together, the “Late Registration Payments”) equal to 1% of the Purchase Price paid for the Shares then owned by the Purchasers until the Registration Statement is declared effective by the SEC.  Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Purchasers by wire transfer or check within five business days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Registration Statement.   If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The total amount of Late Registration Payments payable by the Company pursuant to this Section shall be capped at the aggregate Purchase Price paid by the Sellers under this Agreement.  Notwithstanding anything to the contrary contained herein, the Company’s obligation to pay Late Registration Payments that have not yet been incurred pursuant to this Section to any Purchaser shall cease at such time as such Purchaser may resell or otherwise dispose of all of such Purchaser’s Shares in a single transaction by such Purchaser pursuant to Rule 144.  Liquidated damages pursuant to Section 7.1(a) shall be the exclusive monetary remedy of the Purchasers in the event that the Company fails to satisfy its obligation to file or have a Registration Statement declared effective by the SEC pursuant to the terms of this Agreement; provided, that the Company is using commercially reasonable efforts to satisfy its obligation to file or have a Registration Statement declared effective by the SEC pursuant to the terms of this Agreement.  “Business day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

(b)        The Company shall use its best efforts to:

(i)        prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Shares held by a Purchaser for a period ending on the earlier of (i) the second anniversary of the Final Closing Date, (ii) the date on which all Shares may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) or (iii) such time as all Shares have been sold pursuant to a registration statement or Rule 144.  At such time the Company is no longer required to keep the Registration Statement current and effective for the Shares held by a Purchaser (the “Registration Statement Termination Date”), that Purchaser will no longer accrue any additional liquidated damages payments pursuant to Sections 7.1(a) or 7.2(c); however, the Company shall still be obligated to make all payments under Sections 7.1(a) or 7.2(c) that were not made prior to the Registration Statement Termination Date for that Purchaser.  The Company shall notify each Purchaser promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise each Purchaser that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)        furnish to the Purchaser with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(iii)        make any necessary blue sky filings in such jurisdictions as shall be reasonably requested by the Purchasers; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(iv)        pay the registration expenses incurred by the Company and the Purchasers in complying with Section 7, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchasers);

(v)        advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(vi)        with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable best efforts to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Shares qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Shares shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

The Company understands that the Purchasers disclaim being an underwriter, but acknowledges that a determination by the SEC that a Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

7.2        Transfer of Shares After Registration; Suspension.

(a)        Except in the event that Section 7.2(b) applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchasers copies of any documents filed pursuant to Section 7.2(a)(i); and (iii) upon request, inform each Purchaser who so requests that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 7.2(b)(i) when the amendment has become effective).

(b)        Subject to Section 7.2(c), in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Purchasers are advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchasers.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Purchaser, the Company and the Purchasers shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 7.2(b).

(c)        Notwithstanding the foregoing paragraphs of this Section 7.2, the Company shall use its commercially reasonable best efforts to ensure that (i) a Suspension shall not exceed 30 days individually, (ii) Suspensions covering no more than 45 days, in the aggregate, shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least 30 days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Purchaser, on the 30th day following the first day of such Suspension (or the first day of such part), and on each 30th day thereafter, an amount equal to 1% of the Purchase Price paid for the Shares purchased by the Purchaser and not previously sold by the Purchaser with such payments to be prorated on a daily basis during each 30 day period and will be paid to the Purchaser by wire transfer or check within five business days after the end of each 30 day period following.

(d)        If a Suspension is not then in effect, the Purchasers may sell Shares under the Registration Statement, provided that they comply with any applicable prospectus delivery requirements.  Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to a Purchaser and to any other parties reasonably requiring such Prospectuses.

(e)        The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent may issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the prospectus contained in the Registration Statement.  Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Purchasers, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Shares from the Purchasers, if no Suspension is in effect at the time of sale, and (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act); (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act.  In addition, the Company shall remove the restrictive legend from any Shares held by the Purchasers following the expiration of the holding period required by Rule 144 under the Securities Act (or any successor rule).

7.3        Indemnification.  For the purpose of this Section 7.3:

(a)        the term “Selling Shareholder” means a Purchaser, its executive officers and directors and each person, if any, who controls that Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)        the term “Registration Statement” as used in this Section 7.3 includes any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 7.1; and

(c)        the term “untrue statement” means any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)        The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement or the failure of such Selling

Shareholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

(e)        Each Seller, severally (as to itself) and not jointly, agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any inaccuracy in the representations and warranties of the Seller contained in this Agreement or the failure of the Seller to perform its obligations hereunder, and the Seller will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

(f)        Each Purchaser severally (as to itself), and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by that Purchaser to comply with the covenants and agreements contained herein or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Purchaser specifically for use in preparation of the Registration Statement, and that Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  The obligation to indemnify shall be limited to the net amount of the proceeds received by the Purchaser from the sale of the Shares pursuant to the Registration Statement.

(g)        Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 7.3.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(h)        If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (g), no Purchasers shall be required to contribute any amount in excess of the amount by which the net amount received by that Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which that Purchaser has otherwise been required to pay to the Company by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Purchasers’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

(i)        The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

(j)        The obligations of the Company and of the Purchasers under this Section 7.3 shall survive completion of any offering of Registrable Securities in such Registration Statement for a period of two years from the effective date of the Registration Statement.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

7.4        Termination of Conditions and Obligations.  The conditions precedent imposed by Section 4 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.  The Company shall request an opinion of counsel promptly upon receipt of a request therefor from Purchaser.

7.5        Information Available.  So long as the Registration Statement is effective covering the resale of Shares owned by a Purchaser, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to each Purchaser:

(a)        as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)        upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

(c)        upon the reasonable request of the Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of a Purchaser, will meet with each Purchaser or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Purchasers conducting an investigation for the purpose of reducing or eliminating the Purchasers’ exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with a Purchaser until and unless that Purchaser shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

7.6        Public Statements; Limitation on Information.  The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within one business day after it specifies the Initial Closing Date in accordance with Section 1.3.  Such Current Report on Form 8-K shall include a form of this Agreement (and all exhibits and schedules thereto) as an exhibit thereto.  The Company will not issue any public statement, press release or any other public disclosure listing a Purchaser as one of the purchasers of the Shares without that Purchaser’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.  The Company shall not provide, and shall cause each of its subsidiaries and the respective officers, directors, employees and agents of the Company and each of its subsidiaries not to provide, the Purchasers with any material nonpublic information regarding the Company or any subsidiary from and after the date the Company files, or is required by this Section to file, the Current Report on Form 8-K with the SEC without the prior express written consent of the Purchaser.

7.7        Limits on Additional Issuances.  The Company will not, for a period of six months following the Final Closing Date offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering.  Except for the issuance of stock options under the Company’s stock option plans, the issuance of common stock upon exercise of outstanding options and warrants, the issuance of common stock purchase warrants, and the offering contemplated hereby, the Company has not engaged in any offering of equity securities during the six months prior to the date of this Agreement.  The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

7.8        State Securities Filings.  The Sellers will file with promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Securities.

7.9        Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned by a Purchaser to a party that acquires, other than pursuant to the Registration Statement or Rule 144, any of the Shares originally issued or issuable to such Purchaser pursuant to this Agreement (or any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such Shares), or to any affiliate of a Purchaser that acquires any Registrable Securities; provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the Shares, by the provisions hereof that apply to the Purchasers and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.  Any such permitted assignee shall have all the rights of such Purchaser under this Section 7 with respect to the Registrable Securities transferred.

7.10      Selling Shareholder Questionnaire.  Each Purchaser and its permitted assignee agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement asExhibit B (a “Selling Shareholder Questionnaire”).  The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder to any such Purchaser who fails to furnish to the Company a fully completed Selling Shareholder Questionnaire at least three business days prior to the filing of the Registration Statement.

8.          Miscellaneous.

8.1        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof, and the federal laws of the United States.

8.2        Successors and Assigns.  Subject to the requirements of Section 7.9, this Agreement shall inure to the benefit of, and be binding upon, the permitted successors and assigns of each of the parties hereto.

8.3        Entire Agreement.  This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

8.4        Severability.  In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.5        Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company, Andrew Sealfon and each Purchaser.  Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon any holder of any Securities purchased under this Agreement (including securities into which such Securities have been converted), each future holder of all such securities, and the Company.

8.6        Fees and Expenses.  Except as otherwise set forth herein, the Company, the Sellers and the Purchasers shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.  Each party hereby agrees to indemnify and to hold harmless of and from any liability the other party for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

8.7        Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

if to the Company, to:

Repro Med Systems, Inc.

24 Carpenter Road

Chester, NY 10918

Attn:  Chairman of the Board
Telephone No.: 800-624-9600

Facsimile No.: 845-469-5518

E-mail: dgoldberger@rmsmedpro.com

with a copy (which shall not constitute notice) to:

Royer Cooper Cohen Braunfeld LLC

Suite 400

Conshohocken, PA 19428

Attn: Heather R. Badami, Esquire

Telephone No.: (484) 362-2632

Facsimile No.: (484) 362-2630

E-mail: hbadami@rccblaw.com

if to a Seller, at its address on the signature page to this Agreement,

with a copy (which shall not constitute notice) to:

Dickinson Wright PLLC

1825 Eye Street, N.W., Suite 900

Washington, DC 20006

Attn: Michael de Leon Hawthorne, Esquire

Telephone No.: 202-466-5969

Facsimile No.:  844-670-6009

E-mail: mhawthorne@dickinsonwright.com

*Dickinson Wright PLLC only represents Andrew I. Sealfon.

if to the Purchaser or other Seller, at its address on the signature page to this Agreement.

8.8        Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company, the Sellers and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

8.9        Counterparts.  This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8.10      Independent Nature of Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers or the Sellers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers or the Sellers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser and Seller confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Purchaser and Seller shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser or Seller to be joined as an additional party in any proceeding for such purpose.

8.11      Big Boy Provisions.

(a)        The Purchasers are experienced, sophisticated and knowledgeable in trading in securities of the type represented by the Shares and each Purchaser understands that such Purchaser may be at a disadvantage on account of the disparity of information as between such Purchaser and the Sellers and the Company.

(b)        Each Purchasers acknowledges and agrees that: (i) it is aware that the Placement Agent has performed very limited due diligence regarding the Company; (ii) it has relied solely on publicly available information in connection with the transactions contemplated hereby and it has reviewed the Company SEC Documents (including all exhibits and schedules thereto) and other publicly available information regarding the Company; (iii) it has, or has access to, such information as it deems appropriate under the circumstances (including the opportunity to ask questions of and receive answers from the Company’s representatives) concerning, among other things, the Company’s business and financial condition, properties, management and prospects to make an informed decision regarding purchasing the Shares, and (iv) the Sellers, the Company and the Placement Agent have and may obtain information that is not publicly available and that may be material to a decision to enter into the transactions contemplated hereby (“Non-Public Information”) with respect to the Shares or the Company in respect thereof and such Non-Public Information need not be provided to the Purchasers.  Each Purchaser is nonetheless prepared to consummate the purchase of the Shares based on its own analysis.  Each Purchaser acknowledges that neither the Placement Agent, nor the Sellers, have given it any investment advice or opinion on whether the purchase of the Shares is prudent, nor is such advice or opinion necessary or desired.

(c)        Each Purchaser expressly waives and releases the Placement Agent and its members, principals, employees, agents, counsel and other affiliates (“PA Representatives”) from any and all liabilities arising from, and agrees that agrees that the Placement Agent and the PA Representatives shall have no liability to the Purchasers due to, the Purchaser’s inability to review such Non-Public Information and otherwise in respect of the transactions contemplated by this Agreement, and agrees to make no claim against the Placement Agent or any PA Representatives in respect of the transactions contemplated by this Agreement, including the purchase of the Shares.  In connection with the issuance of the Shares, each Purchaser agrees that the Placement Agent and the PA Representatives have not acted as a financial advisor or fiduciary with respect to such Purchaser.

(d)        The parties to this Agreement, as well as the Placement Agent and the PA Representatives, are relying on this letter in engaging in the transactions contemplated by this Agreement, and would not engage in the transactions contemplated by this Agreement in the absence of this Section.  The Placement Agent and the PA Representatives are third party beneficiaries of this Section 8.11.

[The Remainder of this Page is Blank]

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

REPRO MED SYSTEMS, INC.

By:
Name:
Title:

Signature Page

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

Andrew I. Sealfon

Other Sellers:

Name:
Address:

E-mail:
Fax:
Tel:

Signature Page

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

Name of Investor

By:
Name:
Title:

Investment Amount:
Tax Identification No.:
State of Organization:
State of Principal Place of Operations:

Address for Notice:

Attention:
Telephone:
Facsimile:

Delivery Instructions (if different from above):

Attention:
Telephone:
Facsimile:

Signature Page

EXHIBIT A-1

SCHEDULE OF SELLERS

EXHIBIT A-2

SCHEDULE OF PURCHASERS

EXHIBIT B

SELLING SHAREHOLDER QUESTIONNAIRE

REPRO MED SYSTEMS, INC.

Questionnaire for Selling Shareholder

This questionnaire is necessary to obtain information to be used by Repro Med Systems, Inc. (the “Company”) to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock currently outstanding.  Please complete and return this questionnaire to Royer Cooper Cohen Braunfeld LLC, the Company’s legal counsel, to the attention of Heather R. Badami, either by mail to Suite 400, Conshohocken, PA 19428, or by fax to (484) 362-2630 or by email to hbadami@rccblaw.com.  Please return the questionnaire by December 21, 2018 or sooner, if possible.  Call Heather Badami at (484) 362-2630 with questions.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions.  If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please correct your name and/or address if not correct below

Name:

Address:

*See Appendix A for definitions	Page B-1

2.

Please state the total number of currently outstanding shares of Company Common Stock that you beneficially own* and the form of ownership and the date that you acquired such stock.  Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options and warrants.  See Question #3).

3.

Please list any outstanding options and warrants to purchase Company Common Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	Please list the number of shares of Common Stock listed under Question #2 above that you wish to include in the Registration Statement.

*See Appendix A for definitions	Page B-2

5.	[Reserved].

6.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

7.

If you are an entity, please identify the natural person(s) who exercise sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3.

8.

Please advise whether you are a registered broker-dealer or an affiliate* thereof.  If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

9.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

*See Appendix A for definitions	Page B-3

10.

If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

11.

With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

12.

Please review Appendix B “Plan of Distribution.”  Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock.  By signing below you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 12 and to notify the Company of any plan to distribute the Company’s Common  Stock that is not described in Appendix B or herein under Item 12.

The undersigned, a Selling Shareholder of the Company, hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement.  The undersigned will notify Heather Badami, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above.  Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated:  ___________ __, 20___

By:
Name:
Its:

*See Appendix A for definitions	Page B-4

APPENDIX A

To Exhibit B

CERTAIN TERMS USED IN QUESTIONNAIRE

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise.  A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

APPENDIX A To Exhibit B Page 1

APPENDIX A

To Exhibit B

PLAN OF DISTRIBUTION

We are registering for resale by the selling shareholders and certain transferees a total of _________ shares of Common Stock, all of which shares are issued and outstanding.  We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.  If the shares of Common Stock are sold through broker-dealers or agents, the selling shareholder will be responsible for any compensation to such broker-dealers or agents.

The selling shareholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to tie pursuant to this prospectus.

The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders will sell their shares of Common Stock subject to the following:

•

all of a portion of the shares of Common Stock beneficially owned by the selling shareholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the OTC Bulletin Board Market, any national securities exchange or quotation service on which the shares of our Common Stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

•	each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

•

some or all of the shares of Common Stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions.  The selling shareholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock to close out short positions or loan or pledge shares of Common Stock to broker-dealers or agents that in turn may sell such shares; and

•

in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholders and may receive commissions from the purchasers of the shares of Common Stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved).  Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of Common Stock from or through such broker-dealer or agent.  We have been advised that, as of the date hereof, none of the selling shareholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock.

The selling shareholder and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling shareholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of Common Stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.  A selling shareholder may also transfer, devise or gift the shares of Common Stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling shareholder under this prospectus.

APPENDIX A To Exhibit B Page 2

If required at the time a particular offering of the shares of Common Stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-deals or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.  There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will bear all expenses of the registration of the shares of Common Stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling shareholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling shareholders, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling shareholder will be entitled to contribution. We will be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling shareholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

APPENDIX A To Exhibit B Page 3

EXHIBIT C

Form of Lock-Up

Date: _____________________

Craig-Hallum Capital Group LLC

222 South Ninth Street, Suite 350

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

Pursuant to Section 6.5 of the Common Stock Purchase Agreement, dated December [__], 2018, by and among Repro Med Systems, Inc., a New York corporation (the “Company”), the selling stockholders named therein and the parties listed on Exhibit A attached thereto (the “Purchase Agreement”), and as an inducement to Craig-Hallum Capital Group LLC (“Craig-Hallum”) to act as placement agent for the sale of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the Purchase Agreement (the “Sale”), the undersigned hereby agrees that without, in each case, the prior written consent of Craig-Hallum during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such Undersigned’s Securities.

The initial Lock-Up Period will commence on the date of this Agreement and continue through and include the later of (a) the 30th day after the date the Registration Statement (as defined in the Purchase Agreement) becomes effective or (b) the 90th day following the Final Closing Date (as defined in the Purchase Agreement).

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distributions of shares of Common

EXHIBIT C Page 1

Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, transfers to the beneficiary of such trust, (v) transfers by testate succession or intestate succession, (vi) pursuant to transfers that occur by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement, (vii) pursuant to transfers or dispositions not involving a change in beneficial ownership or (viii) pursuant to the Purchase Agreement; provided, in the case of clauses (i) through (vii), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with Craig-Hallum and the Company to be bound by the terms of this Lock-Up Agreement and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, (ii) transfer shares of Common Stock to the Company to cover tax withholding obligations of the undersigned in connection with the vesting of any stock options, restricted stock or restricted stock unit award granted pursuant to the Company’s equity incentive plans, provided that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Agreement, (iii) the transfer of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of Common Stock involving a Change of Control (as defined below), provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock owned by the undersigned shall remain subject to the restrictions contained in this Agreement, or (iv) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period. For the purposes of the foregoing clause (iv), “Change of Control” means the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock or other Company securities if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies Craig-Hallum that it does not intend to proceed with the Sale, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and

EXHIBIT C Page 2

delivery of the Common Stock to be sold thereunder or (iii) the Sale is not completed by January 31, 2019.

The undersigned understands that Craig-Hallum is proceeding with the Offering in reliance upon this Agreement.  The Company shall be a third party beneficiary to this Agreement with respect to the obligations of the Sellers hereunder.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[The remainder of this page has intentionally been left blank]

EXHIBIT C Page 3

Very truly yours,

Printed Name of Holder

Signature

Printed Name and Title of Person Signing
(if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT C Page 4